Report - Financial Statements

T. Rowe Price Tax-Free Income Fund

August 31, 1996

Portfolio Highlights

Sector Diversification

                                             Percent of      Percent of
                                             Net Assets      Net Assets
                                                2/29/96         8/31/96

Hospital Revenue                                    15%             14%
Nuclear Revenue                                      10              11
Dedicated Tax Revenue                                 8              10
General Obligation - State                            8               8
Electric Revenue                                      7               8
Housing Finance Revenue                               7               7
Lease Revenue                                         6               6
Water and Sewer Revenue                               4               6
General Obligation - Local                            6               6
Prerefunded Bonds                                     6               6
Escrowed to Maturity                                  5               5
Educational Revenue                                   5               4
Ground Transportation Revenue                         5               3
Air and Sea Transportation Revenue                    2               2
Industrial and Pollution
Control Revenue                                       2               2
All Others                                            2               2
Other Assets Less Liabilities                         2               -
Total                                              100%            100%

T. Rowe Price Tax-Free Income Fund
Unaudited

Financial Highlights
For a share outstanding throughout each period

                6 Months     Year
                   Ended    Ended
                 8/31/96  2/29/96    2/28/95    2/28/94   2/28/93   2/29/92
NET ASSET VALUE
Beginning of
period          $   9.66   $ 9.25    $  9.66    $  9.84   $  9.09    $ 8.79

Investment activities
   Net invest-
   ment income      0.26     0.52       0.53       0.54      0.56      0.57
   Net realized
   and unrealized
   gain (loss)    (0.26)     0.41     (0.37)          -      0.75      0.30
   Total from
   investment
   activities          -     0.93       0.16       0.54      1.31      0.87

Distributions
   Net invest-
   ment income    (0.26)   (0.52)     (0.53)     (0.54)    (0.56)    (0.57)
   Net realized
   gain                -        -     (0.04)     (0.18)         -         -
   Total distri-
   butions        (0.26)   (0.52)     (0.57)     (0.72)    (0.56)    (0.57)

NET ASSET VALUE
End of
period          $   9.40   $ 9.66    $  9.25    $  9.66   $  9.84    $ 9.09

Ratios/Supplemental Data

Total return       0.01%   10.31%      1.90%      5.50%    14.88%    10.17%

Ratio of expenses
to average
net assets        0.57%!    0.58%      0.59%      0.59%     0.61%     0.62%

Ratio of net
investment income
to average
net assets        5.38%!    5.49%      5.80%      5.40%     5.98%     6.34%

Portfolio
turnover
rate              46.4%!    48.7%      49.3%      71.2%     76.7%     57.9%

Net assets, end
of period (in
millions)       $  1,337   $1,376    $ 1,329    $ 1,453   $ 1,442    $1,245

!  Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Income Fund
Unaudited                                                      August 31, 1996

Statement of Net Assets

                                                               Par       Value
                                                                In thousands

ALABAMA  2.4%
Alabama, GO
      Zero Coupon, 9/1/03                              $    10,000 $     6,874
      Zero Coupon, 3/1/04                                   10,000       6,621
      Zero Coupon, 9/1/04                                    5,500       3,511
Alabama Water Pollution Control Auth.
      5.00%, 8/15/15 (AMBAC Insured)                         4,000       3,626
      6.75%, 8/15/17 (AMBAC Insured)                         2,750       3,009
Alexander City Special Care Fac. Fin. Auth.
    Russell Hosp. Corp., 6.00%, 12/1/22                      3,250       2,927
Baldwin County, Eastern Shore Health Care Auth.
    Thomas Hosp., 6.75%, 4/1/21                              1,900       1,889
Mobile
   Capital Improvement Warrants, GO
      Zero Coupon, 8/15/16 (MBIA Insured)                    4,330       1,223
      Zero Coupon, 8/15/17 (MBIA Insured)                    4,435       1,167
Mobile IDB, Mobile Energy Services, 6.95%, 1/1/20            1,500       1,563
Total Alabama (Cost  $30,265)                                           32,410

ALASKA  1.1%
Alaska Housing Fin. Corp.
      5.85%, 12/1/14 (MBIA Insured)                          3,405       3,367
      5.875%, 12/1/24 (MBIA Insured)                        11,000      10,711
Anchorage, School,
      GO, 6.00%, 10/1/14 (FGIC Insured)                      1,000       1,030
Total Alaska (Cost  $15,094)                                            15,108

ARIZONA  1.2%
Phoenix, Waste Water,
      6.125%, 7/1/14 (Prerefunded 7/1/03!)                   7,300       7,927
Salt River Agricultural Improvement and Power Dist.
    Electric System, 6.50%, 1/1/22                           8,000       8,362
Total Arizona (Cost  $15,611)                                           16,289

ARKANSAS  0.5%
Little Rock Health Fac. Board, Baptist Medical Center
       6.85%, 11/1/08                                        2,495       2,735
North Little Rock, Electric System,
      6.50%, 7/1/15 (MBIA Insured)                     $     4,000 $     4,376
Total Arkansas (Cost  $6,475)                                            7,111

CALIFORNIA  9.1%
California, GO, RAN, 4.50%, 6/30/97                         14,300      14,378
Foothill / Eastern Transportation Corridor Agency
   California Toll Road
      Zero Coupon, 1/1/15                                    5,000       1,462
      Zero Coupon, 1/1/17                                   20,000       5,104
      Zero Coupon, 1/1/19                                    1,000         222
      Zero Coupon, 1/1/26                                    5,000         677
Los Angeles
      GO, 5.80%, 9/1/09 (FGIC Insured)                       2,400       2,438
      GO, 6.00%, 9/1/14 (MBIA Insured)                       5,000       5,049
   Wastewater, 7.15%, 6/1/20 (Prerefunded 6/1/00!)          10,500      11,635
Los Angeles County
   Marina del Rey, COP
      6.25%, 7/1/03                                          4,000       4,105
      6.50%, 7/1/08                                          3,250       3,267
Los Angeles County Metropolitan Transportation Auth.
   Sales Tax
      7.40%, 7/1/15                                          5,530       5,997
      6.25%, 7/1/13 (MBIA Insured)                           8,965       9,365
Los Angeles Harbor Dept., 7.60%, 10/1/18
       (Escrowed to Maturity)                                3,200       3,858
Modesto Irrigation Dist., Geysers Geothermal Power, COP
       7.25%, 10/1/15
       (Prerefunded 10/1/96!)                                5,000       5,115
Port of Oakland
      7.25%, 11/1/16 (BIGI Insured)                         12,275      12,749
      7.30%, 11/1/09 (BIGI Insured)                          1,650       1,714
Sacramento Fin. Auth., 5.375%, 11/1/14 (AMBAC Insured)       4,000       3,845
San Bernardino, Sisters of Charity Health Care System
       7.00%, 7/1/21                                         3,000       3,347
San Francisco
   City and County Airport
      6.30%, 5/1/11 (AMBAC Insured)                          2,000       2,100
      5.25%, 5/1/14 (FGIC Insured)                           2,035       1,912
San Mateo County Transit Dist.
      5.25%, 6/1/16 (MBIA Insured)                     $     6,000 $     5,675
      5.25%, 6/1/17 (MBIA Insured)                           2,000       1,889
Southern California Public Power Auth.
      6.00%, 7/1/12                                          5,000       5,021
      6.75%, 7/1/11                                          4,050       4,480
   Southern Transmission
       5.00%, 7/1/22 (MBIA Insured)                          7,265       6,351
Total California (Cost  $115,852)                                      121,755

COLORADO  0.8%
Boulder County, Longmont United Hosp.
       8.20%, 12/1/20
       (Prerefunded 12/1/00!)                                2,000       2,281
Jefferson County School Dist., GO
       6.00%, 12/15/12 (AMBAC Insured)                       8,000       8,220
Total Colorado (Cost  $9,744)                                           10,501

CONNECTICUT  1.1%
Connecticut, State Special Tax, GO, 7.125%, 6/1/10           7,350       8,506
Connecticut HEFA, Yale-New Haven Hosp.
       7.10%, 7/1/25 (MBIA Insured)                          5,825       6,408
Total Connecticut (Cost  $13,248)                                       14,914

DELAWARE  0.3%
Delaware HFA, Beebe Medical Center, 6.75%, 6/1/14            3,500       3,525
Total Delaware (Cost  $3,423)                                            3,525

FLORIDA  3.8%
Broward County Resource Recovery
   Broward Waste Energy, L.P. North
       7.95%, 12/1/08                                       11,045      12,163
   Broward Waste Energy, L.P. South
       7.95%, 12/1/08                                          905         996
Dade County
   Entitlement, Zero Coupon, 2/1/13 (MBIA Insured) $ 9,000 $ 3,459 Capital Appreciation
       Zero Coupon, 2/1/09 (MBIA Insured)                   12,185       6,137
   Seaport, GO, 5.125%, 10/1/26 (MBIA Insured)               5,000       4,489
Florida Board of Ed.
   Public Ed. Capital Outlay, GO
      7.25%, 6/1/23                                          6,210       6,803
      7.25%, 6/1/23 (Prerefunded 6/1/00!)                       35          39
Florida Turnpike Auth., 5.00%, 7/1/15 (FGIC Insured)         4,500       4,124
Jacksonville Transportation Auth., GO
       7.375%, 7/1/20 (Prerefunded 7/1/00!)                  8,750       9,754
Port St. Lucie
   Capital Appreciation
      Zero Coupon, 9/1/16 (FGIC Insured)                     5,000       1,481
      Zero Coupon, 9/1/26 (FGIC Insured)                     5,000         759
Total Florida (Cost  $47,264)                                           50,204

GEORGIA  6.3%
Burke County Dev. Auth. PCR, Georgia Power Co.
       VRDN (Currently 4.00%)                                  900         900
Fulton-Dekalb Hosp. Auth.
   Grady Memorial Hosp., GO
      6.80%, 1/1/07 (AMBAC Insured)
      (Escrowed to Maturity)                                 5,530       6,207
      6.80%, 1/1/08 (AMBAC Insured)
      (Escrowed to Maturity)                                 5,905       6,625
      6.85%, 1/1/09 (AMBAC Insured)
      (Escrowed to Maturity)                                 6,310       7,095
      6.85%, 1/1/10 (AMBAC Insured)
      (Escrowed to Maturity)                                 6,745       7,583
Gwinnett County School Dist., GO
      6.40%, 2/1/11                                          1,905       2,074
      6.40%, 2/1/12                                          1,255       1,365
Henry County School Dist., GO, 6.45%, 8/1/11                 2,100       2,272
Metropolitan Atlanta Rapid Transit Auth.
   Sales Tax
      6.55%, 7/1/20                                    $     5,500 $     5,777
      6.90%, 7/1/16 (MBIA Insured)                           5,655       6,276
Municipal Electric Auth. of Georgia
      8.125%, 1/1/17                                         5,680       6,047
      6.40%, 1/1/07 (AMBAC Insured)                          7,500       8,168
      7.25%, 1/1/24 (AMBAC Insured)                          6,500       7,814
      5.70%, 1/1/19 (FGIC Insured)                           5,100       5,049
      6.125%, 1/1/14 (FGIC Insured)                          5,500       5,638
Paulding County, Water and Sewer
       6.00%, 12/1/13 (MBIA Insured)                         5,000       5,242
Total Georgia (Cost  $78,023)                                           84,132

HAWAII  0.1%
Honolulu City and County,
      GO, 5.00%, 11/1/12 (MBIA Insured)                      1,000         928
Total Hawaii (Cost  $947)                                                  928

IDAHO  0.1%
Idaho HFA, St. Lukes Regional Med. Center
       VRDN (Currently 3.85%)                                1,200       1,200
Idaho Housing Agency, 7.70%, 7/1/17 (FHA Guaranteed)           710         746
Total Idaho (Cost  $1,910)                                               1,946

ILLINOIS  3.5%
Chicago
      GO, 5.50%, 1/1/18 (AMBAC Insured)                      6,630       6,349
      GO, 6.25%, 1/1/15 (AMBAC Insured)                      1,000       1,050
      GO, 5.125%, 1/1/16 (FGIC Insured)                     11,200      10,128
   Water, 5.00%, 11/1/20 (FGIC Insured)                      4,890       4,270
Chicago-O'Hare Int'l. Airport, Passenger Fac.
       5.625%, 1/1/14 (AMBAC Insured)                        5,500       5,322
Cook, Dupage, Kane, Lake, McHenry, and Will Counties
    Regional Transportation Auth.
       7.75%, 6/1/19 (FGIC Insured)                          5,350       6,634
Illinois EFA, Art Institute of Chicago,
      VRDN (Currently 3.55%)                                 2,000       2,000
Illinois HFA, Hinsdale Health System, 9.00%, 11/15/15 $ 4,765 $ 5,328 Illinois Regional Transportation Auth.
       6.70%, 11/1/21 (FGIC Insured)                         5,000       5,542
Total Illinois (Cost  $46,441)                                          46,623

INDIANA  0.2%
St. Joseph's County Hosp. Auth., St. Joseph's Medical Center
       6.70%, 12/1/02 (MBIA Insured)                         1,985       2,179
Total Indiana (Cost  $1,985)                                             2,179

KENTUCKY  1.3%
Carroll County, PCR,
   Kentucky Utilities, 7.45%, 9/15/16                       15,000      16,963
Kentucky Turnpike Auth.
    Economic Dev., 7.25%, 5/15/10
       (Prerefunded 5/15/00!)                                1,000       1,097
Total Kentucky (Cost  $16,902)                                          18,060

LOUISIANA  2.1%
East Baton Rouge Mortgage Fin. Auth.
       7.375%, 3/1/10
       (Escrowed to Maturity)                                2,800       3,010
Louisiana, GO
      6.00%, 8/1/02 (FGIC Insured)                           5,000       5,303
      6.00%, 8/1/03 (FGIC Insured)                           5,000       5,316
Louisiana Offshore Terminal Auth., LOOP, 7.60%, 9/1/10 10,440 11,369 Louisiana Public Fac. Auth.,
   Willis Knighton Medical Center
       VRDN (Currently 3.40%)
       (AMBAC Insured)                                       3,000       3,000
Total Louisiana (Cost  $26,843)                                         27,998

MAINE  0.2%
Maine Housing Auth., 6.10%, 11/15/15 (AMBAC Insured)         3,000       3,002
Total Maine (Cost  $3,000)                                               3,002

MARYLAND  6.0%
Baltimore City, Convention Center,
      6.00%, 9/1/17 (FGIC Insured)                     $     1,750 $     1,767
Baltimore County, Pickersgill Retirement Community
       7.70%, 1/1/21                                         2,000       2,076
Frederick, General Improvement,
      GO, VRDN (Currently 3.65%)                               300         300
Gaithersburg Economic Auth., Asbury Methodist Home
       7.85%, 1/1/20 (Prerefunded 1/1/00!)                   3,000       3,358
Maryland CDA
   Single Family
      5.95%, 4/1/16                                          2,500       2,469
      6.45%, 4/1/14                                          2,000       2,054
      7.25%, 4/1/19                                          2,500       2,615
      7.60%, 4/1/17                                          7,810       8,083
Maryland HHEFA
   Greater Baltimore Medical Center
       VRDN (Currently 3.60%)                                  300         300
   Howard County General Hosp., 5.50%, 7/1/13                3,750       3,342
   Johns Hopkins Hosp., Zero Coupon, 7/1/19                  8,400       2,139
   Johns Hopkins Univ., 7.50%, 7/1/20                        9,475      10,123
   Kennedy Kreiger Institute, 6.75%, 7/1/22                  1,500       1,506
   Pooled Loan Program, VRDN (Currently 3.50%)               7,500       7,500
   Univ. of Maryland Medical System
      5.00%, 7/1/20 (FGIC Insured)                           8,005       7,061
      7.00%, 7/1/22 (FGIC Insured)                           1,500       1,735
Maryland Stadium Auth., Sports Fac.
       5.75%, 3/1/18 (AMBAC Insured)                         5,000       4,921
Maryland Water Quality Fin. Administration
    Revolving Loan Fund
       7.25%, 9/1/12 (Prerefunded 9/1/00!)                   1,950       2,170
Montgomery County Housing Opportunities Commission
    Single Family, 7.50%, 7/1/17                             1,085       1,142
Prince George's County,
   Dimensions Health Corp., 5.30%, 7/1/24                    9,685       8,617
Univ. of Maryland, Auxiliary Fac. and Tuition,
      5.75%, 4/1/17                                          7,465       7,376
Total Maryland (Cost  $77,768)                                          80,654

MASSACHUSETTS  2.3%
Massachusetts Housing Fin. Agency, 6.30%, 12/1/14 $ 6,250 $ 6,381 Massachusetts Bay Transportation Auth.
   General Transportation, GO
      7.00%, 3/1/14                                          3,150       3,596
      7.00%, 3/1/21                                          6,200       7,131
      5.375%, 3/1/25 (AMBAC Insured)                         3,500       3,266
Massachusetts HEFA
   Harvard Univ., 6.25%, 4/1/20                              5,000       5,320
   Massachusetts General Hosp.
       6.00%, 7/1/15 (AMBAC Insured)                         4,500       4,500
Total Massachusetts (Cost  $28,344)                                     30,194

MICHIGAN  1.6%
Kalamazoo Hosp. Fin. Auth., Borgess Medical Center,
       5.625%, 6/1/14 (AMBAC Insured)                        2,500       2,431
Michigan Strategic Fund, Dow Chemical,
      VRDN (Currently 3.85%)                                 3,600       3,600
Michigan HDA
      6.45%, 12/1/14                                         2,120       2,174
      7.55%, 12/1/15                                         1,750       1,839
Michigan Hosp. Fin. Auth.
   Bay Medical Center, 8.25%, 7/1/12                         1,000       1,067
   Henry Ford Hosp., 5.25%, 11/15/20                         5,000       4,518
Royal Oak Hosp. Fin. Auth., William Beaumont Hosp.
       6.25%, 1/1/11                                         4,695       4,940
Univ. of Michigan, Medical Service Plan,
      3.85%, 12/1/27                                         1,000       1,000
Total Michigan (Cost  $21,562)                                          21,569

MINNESOTA  1.4%
Northern Minnesota Municipal Power Agency,
      7.35%, 1/1/02                                          5,000       5,378
Rochester Health Care Fac.
   Mayo Foundation/Mayo Medical Center
      5.90%, 11/15/10                                        4,000       4,161
      6.25%, 11/15/21                                        3,000       3,073
Univ. of Minnesota, Residual Interest Bond / Inverse
    Floater (Currently 5.671%), 8/15/03                      5,800       5,669
Total Minnesota (Cost  $17,048)                                         18,281

MISSISSIPPI  0.7%
Claiborne County, PCR
   Systems Energy Resources
      7.30%, 5/1/25                                    $     2,750 $     2,832
      9.875%, 12/1/14                                        3,400       3,802
Mississippi Home Corp., Single Family
       9.25%, 3/1/12 (FGIC Insured)                            740         795
Warren County, PCR, Mississippi Power and Light,
      7.00%, 4/1/22                                          1,500       1,546
Total Mississippi (Cost  $8,740)                                         8,975

MISSOURI  0.2%
Joplin IDA, Tri-State Osteopathic Hosp. Assoc.,
      8.25%, 12/15/14                                        1,410       1,498
Missouri HEFA, Bethesda Health Group, 7.50%, 8/15/12         1,250       1,257
Total Missouri (Cost  $2,607)                                            2,755

NEBRASKA  0.2%
Omaha Public Power Dist., Electric System,
      6.20%, 2/1/17                                          3,000       3,198
Total Nebraska (Cost  $2,987)                                            3,198

NEVADA  0.6%
Clark County School Dist.,
   Limited Tax School Improvement, GO
       7.00%, 6/1/11 (MBIA Insured)                          3,500       4,014
Nevada, Municipal Bond Bank, GO
       7.25%, 11/1/10
       (Escrowed to Maturity)                                3,050       3,467
Nevada Housing Division, Single Family, 7.85%, 10/1/15       1,015       1,065
Total Nevada (Cost  $7,507)                                              8,546

NEW JERSEY  1.8%
New Jersey EFA,
   Univ. of Medicine and Dentistry of New Jersey
       5.25%, 12/1/21 (AMBAC Insured)                        6,070       5,630
New Jersey Sports and Exposition Auth., Monmouth Park
       8.00%, 1/1/25                                         4,500       4,872
New Jersey Transportation Auth.
   Transportation Systems
      6.00%, 6/15/02 (AMBAC Insured)                   $    10,000 $    10,636
      6.00%, 12/15/04 (MBIA Insured)                         1,000       1,072
New Jersey Turnpike Auth.,
      6.50%, 1/1/16 (MBIA Insured)                           2,000       2,178
Total New Jersey (Cost  $24,093)                                        24,388

NEW MEXICO  0.2%
Gallup, PCR,
   Plains Electric Generation and Transmission Coop.
       6.65%, 8/15/17 (MBIA Insured)                         2,000       2,150
Total New Mexico (Cost  $1,992)                                          2,150

NEW YORK  12.0%
Dormitory Auth. of the State of New York
   City Univ.
      5.75%, 7/1/13                                         10,000       9,603
      6.00%, 7/1/14                                         10,000       9,870
      5.75%, 7/1/18 (AMBAC Insured)                          5,000       5,012
   New York State Dept. of Health, 5.50%, 7/1/23             4,250       3,782
      5.50%, 7/1/25                                          4,925       4,416
   State Univ. Ed. Fac., 5.25%, 5/15/19                      3,325       2,953
   Vassar College, 7.25%, 7/1/15                             2,000       2,224
New York City, GO
      6.00%, 2/15/25                                         5,000       4,653
      6.25%, 8/1/09                                          9,550       9,491
      6.375%, 8/1/04                                         4,145       4,273
      8.00%, 8/1/16                                            180         207
      6.00%, 12/1/18 (FSA Insured)
      (Escrowed to Maturity)                                 5,000       5,065
New York City IDA, Civic Fac., Rockefeller Foundation
      5.375%, 7/1/23                                         1,500       1,417
New York City Municipal Water Fin. Auth., Water and Sewer
      5.875%, 6/15/26 (MBIA Insured)                        10,000       9,612
New York State Environmental Fac. Corp., PCR
   State Water Revolving Fund, 6.90%, 11/15/15               5,365       6,014
New York State Housing Fin. Agency, State Univ. Construction
      7.80%, 5/1/01 (Escrowed to Maturity)                   2,000       2,264
New York State Local Gov't. Assistance Corp.
   Public Benefit Corp.
      5.50%, 4/1/21                                    $    16,135 $    14,929
      7.20%, 4/1/04                                          5,000       5,534
New York State Medical Care Fac. Fin. Agency
   Albany and St. John's Medical Center
       6.20%, 2/15/28 (FHA Guaranteed)                       3,480       3,507
   Buffalo General Hosp.
       6.00%, 8/15/14 (FHA Guaranteed)                       9,005       8,888
   Mental Health Services, 6.50%, 8/15/24                    6,000       6,145
   New York Hosp.
       6.50%, 8/15/29 (AMBAC Insured)                        4,625       4,945
   Presbyterian Hosp.
       5.50%, 8/15/24 (FHA Guaranteed)                       5,500       5,087
New York State Urban Dev. Corp.
   Correctional Capital Fac., 5.50%, 1/1/16                  3,500       3,178
   State Fac., 5.60%, 4/1/15                                 8,700       8,183
Triborough Bridge and Tunnel Auth., 5.50%, 1/1/17           20,000      19,403
Total New York (Cost  $154,602)                                        160,655

NORTH CAROLINA  2.4%
Cumberland County, Civic Center, COP
       6.40%, 12/1/24 (AMBAC Insured)                        2,750       2,915
New Hanover County Hosp.,
   New Hanover Regional Medical Center
       5.75%, 10/1/26 (AMBAC Insured)                        3,000       2,904
North Carolina Eastern Municipal Power Agency
      6.00%, 1/1/26                                          3,500       3,419
      6.50%, 1/1/18 (Escrowed to Maturity)                   2,655       2,926
      7.50%, 1/1/10                                          4,330       4,806
      7.50%, 1/1/10 (Escrowed to Maturity)                   4,650       5,509
North Carolina Housing Fin. Agency, 7.40%, 3/1/28            2,250       2,369
North Carolina Medical Care Commission,
   Stanly Memorial Hosp.
      7.80%, 10/1/19
      (Prerefunded 10/1/99!)                                 3,000       3,336
Univ. of North Carolina, Univ. of North Carolina Hosp.
      5.25%, 2/15/26                                         4,620       4,227
Total North Carolina (Cost  $30,181)                                    32,411

NORTH DAKOTA  0.2%
Mercer County, PCR, Basin Electric Power
       6.05%, 1/1/19 (AMBAC Insured)                   $     3,000 $     3,004
Total North Dakota (Cost  $3,000)                                        3,004

OHIO  2.1%
Cleveland, Waterworks, 5.50%, 1/1/13 (MBIA Insured)          4,765       4,689
Dayton Special Fac., Emery Air Freight, 6.05%, 10/1/09       2,500       2,490
Franklin County
      GO, 6.80%, 12/1/09
      (Prerefunded 12/1/00!)                                 2,860       3,141
      GO, 6.80%, 12/1/10
      (Prerefunded 12/1/00!)                                 3,240       3,559
   County Courthouse (Limited Tax), GO
       6.375%, 12/1/17
      (Prerefunded 12/1/01!)                                 2,000       2,183
Montgomery County Hosp. Fac., Kettering Medical Center
      7.375%, 4/1/02 (MBIA Insured)                          2,500       2,694
Ohio Building Auth., Adult Correctional Fac.
      6.00%, 4/1/04 (AMBAC Insured)                          3,500       3,714
Ohio Housing Fin. Agency,
   Residential Mortgage, 5.70%, 3/1/17                       2,500       2,421
Ohio Water Dev. Auth., PCR, Cleveland Electric,
      7.70%, 8/1/25                                          2,700       2,735
Total Ohio (Cost  $26,596)                                              27,626

OKLAHOMA  0.7%
Grand River Dam Auth., 5.50%, 6/1/13 (AMBAC Insured)         5,000       4,940
Tulsa County Home Fin. Auth., Single Family
      6.90%, 8/1/10 (FGIC Insured)
      (Escrowed to Maturity)                                 4,250       4,797
Total Oklahoma (Cost  $9,172)                                            9,737

PENNSYLVANIA  4.0%
Beaver County IDA, PCR, Cleveland Electric,
      7.75%, 7/15/25                                         3,900       3,979
Pennsylvania Convention Center Auth.
      6.70%, 9/1/14 (FSA Insured)                            5,000       5,442
Pennsylvania HEFA, Carnegie Mellon Univ.
      VRDN (Currently 3.75%)                           $     1,600 $     1,600
Pennsylvania IDA, Economic Dev.
      5.50%, 1/1/14 (AMBAC Insured)                          5,750       5,575
Pennsylvania Intergovernmental Cooperative Auth.
   Philadelphia Funding Program
      6.00%, 6/15/02 (FGIC Insured)                          9,000       9,512
   Special Tax
      6.75%, 6/15/21 (FGIC Insured)
      (Prerefunded 6/15/05!)                                 4,750       5,321
      5.00%, 6/15/22 (MBIA Insured)                          5,000       4,383
Philadelphia
   Water and Wastewater
      5.50%, 6/15/06 (MBIA Insured)                         12,750      13,039
      5.50%, 6/15/07 (MBIA Insured)                          4,000       4,052
Total Pennsylvania (Cost  $52,175)                                      52,903

PUERTO RICO  1.8%
Puerto Rico Commonwealth, GO, 5.65%,
      7/1/15 (MBIA Insured)                                  7,300       7,274
Puerto Rico Ind., Med.,
   Higher Ed. and Environmental Pollution Control Fac.
   Fin. Auth., Catholic Univ. of Puerto Rico
      9.25%, 12/1/97                                         3,430       3,615
Puerto Rico Infrastructure Fin. Auth.
      7.50%, 7/1/09                                          9,955      10,657
      7.75%, 7/1/08                                          1,740       1,870
Total Puerto Rico (Cost  $22,253)                                       23,416

RHODE ISLAND  1.5%
Rhode Island Health and Ed. Building Corp.
   Bryant College, 6.125%, 6/1/19 (MBIA Insured)             5,000       4,972
   Rhode Island Hosp., Residual Interest Bond/Inverse
      Floater (Currently 9.8671%), 8/15/21
      (FGIC Insured)                                         1,000       1,127
Rhode Island Housing and Mortgage Fin. Corp.
   Homeownership Opportunity
      6.70%, 10/1/14                                   $     5,000 $     5,200
      7.85%, 10/1/16                                         8,000       8,421
Total Rhode Island (Cost  $18,851)                                      19,720

SOUTH CAROLINA  2.8%
Greenville Hosp. System
   Board of Trustees, Hosp. Fac.
      5.25%, 5/1/17                                          3,500       3,172
      5.50%, 5/1/16                                          5,250       4,966
Piedmont Municipal Power Agency
      6.50%, 1/1/14 (FGIC Insured)                           3,500       3,822
South Carolina Public Service Auth.
      6.25%, 1/1/22 (AMBAC Insured)                         17,750      18,330
      5.50%, 7/1/21 (MBIA Insured)                           5,015       4,687
   Santee Cooper, 7.00%, 7/1/12
      (Prerefunded 7/1/01!)                                  1,650       1,838
Total South Carolina (Cost  $35,585)                                    36,815

SOUTH DAKOTA  0.5%
South Dakota Building Auth., 7.50%, 12/1/16                  4,000       4,115
South Dakota HDA, Homeownership, 6.65%, 5/1/14               2,000       2,075
Total South Dakota (Cost  $6,057)                                        6,190

TENNESSEE  1.7%
Chattanooga Health, Ed. and Housing Fac. Board
   Memorial Hosp.
      6.625%, 9/1/07 (MBIA Insured)                          2,950       3,294
      6.625%, 9/1/08 (MBIA Insured)                          3,150       3,514
Metropolitan Gov't. of Nashville and Davidson Counties
   Water and Sewer
       Zero Coupon, 1/1/12 (FGIC Insured)                   11,250      11,795
Shelby County Health Ed. and Housing Fac. Board
   Le Bonhuer Children's Medical Center
      5.50%, 8/15/12 (MBIA Insured)
      (Escrowed to Maturity)                           $     4,250 $     4,203
Total Tennessee (Cost  $22,143)                                         22,806

TEXAS  6.8%
Arlington Independent School Dist.,
   Capital Appreciation, GO
      Zero Coupon, 2/15/16                                   9,650       2,904
Brazos River Auth.,
      Houston Lighting and Power, 8.25%, 5/1/15             18,000      19,179
Denison Hosp. Auth., Texoma Medical Center,
      7.00%, 8/15/14                                         4,245       4,328
Harris County, Toll Road, GO
      Zero Coupon, 8/15/04 (MBIA Insured)                    6,000       3,969
Harris County Health Fac. Dev. Corp.
   Memorial Hosp., 7.125%, 6/1/15                            2,500       2,668
   Methodist Hosp., VRDN (Currently 3.75%)                   5,800       5,800
   Sisters of Charity of the Incarnate Word
      7.10%, 7/1/21                                          4,000       4,282
   St. Luke's Episcopal Hosp.
      VRDN (Currently 3.75%)                                 2,500       2,500
   Texas Medical Center
      7.375%, 5/15/20 (MBIA Insured)                         7,645       8,360
Harris County Hosp. Dist.,
      7.40%, 2/15/10 (AMBAC Insured)                         1,500       1,743
Matagorda County Navigation Dist., PCR
   Central Power and Light, 7.50%, 12/15/14                  1,500       1,650
   Houston Lighting and Power
      7.20%, 12/1/18 (FGIC Insured)                          3,600       3,927
Texas
      GO, TRAN, 4.75%, 8/29/97                              10,000      10,080
   Veterans Housing Assistance, GO
      6.25%, 12/1/15                                         3,790       3,827
      7.40%, 12/1/20                                        14,205      15,451
Total Texas (Cost  $86,185)                                             90,668

UTAH  2.6%
Intermountain Power Agency
      5.75%, 7/1/19                                    $     8,000 $     7,476
      6.15%, 7/1/14                                         16,000      16,281
      7.20%, 7/1/19                                          6,200       6,435
      7.50%, 7/1/21                                          4,750       5,044
Total Utah (Cost  $34,392)                                              35,236

VERMONT  0.5%
Vermont Ed. and Health Buildings Fin. Agency
   Medical Center Hosp. of Vermont
      7.35%, 9/1/13 (FGIC Insured)                           4,650       4,833
      7.45%, 9/1/23 (FGIC Insured)                           2,000       2,078
Total Vermont (Cost  $6,650)                                             6,911

VIRGINIA  5.2%
Fairfax County IDA, Inova Health Care System,
      6.00%, 8/15/26                                        10,815      10,681
Fairfax County Water Auth., 6.00%, 4/1/22                   10,250      10,144
Hanover County IDA, Memorial Regional Medical Center
      6.375%, 8/15/18 (MBIA Insured)                         4,185       4,471
Henrico County IDA
   Bon Secours Health System, St. John's Hosp.
      7.50%, 9/1/15 (Prerefunded 7/1/00!)                    1,800       1,999
   Bon Secours Health System, St. Mary's Hosp.
      7.50%, 9/1/07 (Prerefunded 8/1/00!)                    1,580       1,726
Virginia HDA
      6.25%, 7/1/11                                          5,000       5,094
      6.75%, 7/1/14                                          7,435       7,765
      6.80%, 7/1/17                                          8,900       9,259
      6.90%, 7/1/13                                         11,100      11,457
Virginia Transportation Board,
      Route 28 Project, 6.50%, 4/1/18                        3,000       3,163
Winchester IDA
   Winchester Medical Center, Inc.
      Embedded Interest Rate Swap
      (Currently 5.15%), 1/1/05
      (AMBAC Insured)                                        1,500       1,450
      Embedded Interest Rate Swap
      (Currently 5.25%), 1/1/06
      (AMBAC Insured)                                  $     1,500 $     1,448
      Embedded Interest Rate Swap
      (Currently 5.35%), 1/1/07
      (AMBAC Insured)                                        1,600       1,542
Total Virginia (Cost  $68,797)                                          70,199

WASHINGTON  4.5%
Port of Seattle, 7.40%, 12/1/09                              1,000       1,121
Tacoma
   Electric
      Residual Interest Bond / Inverse
      Floater (Currently 9.092%), 1/2/15
      (AMBAC Insured)                                        5,000       5,431
      6.25%, 1/1/15 (FGIC Insured)                           7,550       7,770
Washington, GO, 5.70%, 10/1/15                              14,000      13,823
Washington HFA, Fred Hutchinson Cancer Research Center
      VRDN (Currently 3.85%)                                   500         500
Washington Public Power Supply System
      7.25%, 7/1/09                                          3,000       3,413
      7.25%, 7/1/15 (Prerefunded 1/1/00!)                    2,200       2,416
      7.50%, 7/1/15                                          2,800       3,034
      7.50%, 7/1/15 (Prerefunded 7/1/99!)                    4,310       4,731
      6.25%, 7/1/12 (FSA Insured)                            5,000       5,226
      5.60%, 7/1/15 (MBIA Insured)                           6,500       6,118
      6.25%, 7/1/17 (MBIA Insured)                           6,000       6,122
Total Washington (Cost  $56,199)                                        59,705

WEST VIRGINIA  0.8%
Kanawha County Building Commission
   Charleston Area Medical Center
      7.50%, 11/1/08
      (Prerefunded 11/1/99!)                                 2,250       2,487
West Virginia Hosp. Fin. Auth.,
   Charleston Area Medical Center
      5.75%, 9/1/13 (MBIA Insured)                           4,500       4,515
West Virginia State Parkways,
   Economic Dev. and Tourism Auth.
      Residual Interest Bond / Inverse Floater
      (Currently 7.733%), 5/16/19
      (FGIC Insured)                                   $     3,600 $     3,388
Total West Virginia (Cost  $10,202)                                     10,390

WISCONSIN  0.1%
Wisconsin Public Power Agency
      7.00%, 7/1/02 (AMBAC Insured)                          1,500       1,638
Total Wisconsin (Cost  $1,461)                                           1,638

WYOMING  0.4%
Converse County, PCR, Pacificorp
      VRDN (Currently 3.75%)
      (AMBAC Insured)                                        1,500       1,500
Sweetwater County, PCR, Idaho Power
      VRDN (Currently 3.85%)                                 3,500       3,500
Total Wyoming (Cost  $5,000)                                             5,000

Total Investments in Securities
99.7% of Net Assets (Cost  $1,275,176)                             $ 1,332,425

Futures Contracts
In thousands

                                            Contract   Unrealized
                                Expiration  Value      Gain (Loss)
                                ___________ __________ ____________
Short, 109 U.S. Treasury
thirty-year contracts,
$450,000 of Municipal Bonds
pledged as initial margin       9/96        $(11,697)  $       140

Net payments (receipts) of
variation margin to date                                      (51)

Variation margin receivable
(payable) on open futures contracts                                         89

Other Assets Less Liabilities                                            4,359

NET ASSETS                                                         $ 1,336,873

Net Assets Consist of:
Accumulated net investment income - net of distributions           $       641
Accumulated net realized gain/loss - net of distributions             (10,897)
Net unrealized gain (loss)                                              57,389
Paid-in-capital applicable to 142,280,351 shares of $1.00 par
value capital stock outstanding; 500,000,000 shares authorized       1,289,740

NET ASSETS                                                         $ 1,336,873

NET ASSET VALUE PER SHARE                                          $      9.40

     ! Used in determining portfolio maturity
 AMBAC AMBAC Indemnity Corp.
  BIGI Bond Investors Guaranty Insurance
   CDA Community Development Administration
   COP Certificates of Participation
   EFA Educational Facility Authority
  FGIC Financial Guaranty Insurance Company
   FHA Federal Housing Authority
   FSA Financial Security Advisor
    GO General Obligation
   HDA Housing Development Authority
  HEFA Health & Educational Facility Authority
   HFA Health Facility Authority
 HHEFA Health & Higher Educational Facility Authority
   IDA Industrial Development Authority
   IDB Industrial Development Board
  MBIA Municipal Bond Investors Assurance Corp.
   PCR Pollution Control Revenue
   RAN Revenue Anticipation Note
  TRAN Tax Revenue Anticipation Note
  VRDN Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Income Fund
Unaudited

Statement of Operations
In thousands

                                                          6 Months
                                                             Ended
                                                           8/31/96

Investment Income
Interest income                                        $    40,181
Expenses
   Investment management                                     3,247
   Shareholder servicing                                       388
   Custody and accounting                                      127
   Registration                                                 21
   Legal and audit                                              15
   Prospectus and shareholder reports                           10
   Directors                                                     8
   Miscellaneous                                                29
   Total expenses                                            3,845
Net investment income                                       36,336

Realized and Unrealized Gain/Loss
Net realized gain (loss) on
   Securities                                              (6,012)
   Futures                                                     920
   Net realized gain (loss)                                (5,092)
Change in net unrealized gain or loss on
   Securities                                             (32,317)
   Futures                                                     397
   Change in net unrealized gain or loss                  (31,920)
Net realized and unrealized gain (loss)                   (37,012)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                 $     (676)

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Income Fund
Unaudited

Statement of Changes in Net Assets
In thousands

                                                          6 Months        Year
                                                             Ended       Ended
                                                           8/31/96     2/29/96
Increase (Decrease) in Net Assets
Operations
   Net investment income                               $    36,336 $    74,269
   Net realized gain (loss)                                (5,092)      19,515
   Change in net unrealized gain or loss                  (31,920)      37,333
   Increase (decrease) in net assets from operations         (676)     131,117

Distributions to shareholders
   Net investment income                                  (36,336)    (74,269)

Capital share transactions*
   Shares sold                                              75,166     176,155
   Distributions reinvested                                 24,177      49,694
   Shares redeemed                                       (100,965)   (235,865)
   Increase (decrease) in net assets from capital
   share transactions                                      (1,622)    (10,016)

Net Assets
Increase (decrease) during period                         (38,634)      46,832
Beginning of period                                      1,375,507   1,328,675

End of period                                          $ 1,336,873 $ 1,375,507

*Share information
   Shares sold                                               7,993      18,568
   Distributions reinvested                                  2,574       5,233
   Shares redeemed                                        (10,750)    (24,917)
   Increase (decrease) in shares outstanding                 (183)     (1,116)

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Income Fund
Unaudited                                              August 31, 1996

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price Tax-Free Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 26, 1976.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Financial futures contracts are valued at closing settlement prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gain or loss until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.

Note 2 - Investment Transactions

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Futures Contracts At August 31, 1996, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $312,080,000 and $290,195,000, respectively, for the six months ended August 31, 1996.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $4,521,000, which expires in 2003. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

At August 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,275,176,000, and net unrealized gain aggregated $57,249,000, of which $62,478,000 related to appreciated investments and $5,229,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $551,000 was payable at August 31, 1996. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At August 31, 1996, and for the six months then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $356,000 for the six months ended August 31, 1996, of which $68,000 was payable at period-end.

During fiscal year 1996, Coopers & Lybrand L.L.P. succeeded Price Waterhouse LLP as independent accountants for the Tax-Free Income Fund, a decision that was approved by the fund's Board of Directors. During the two fiscal years preceding the change, the fund received unqualified opinions and had no disagreements with Price Waterhouse LLP or reportable events that caused the change.

T. Rowe Price

Investment Services And Information

Knowledgeable Service Representatives

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

Account Services

Checking  Available on most fixed income funds.

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options  Reinvest all, some, or none of your distributions.

Automated 24-Hour Services  Including Tele*Access(registered trademark) and
T. Rowe Price OnLine.

Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

Investment Information

Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports  Fund managers' reviews of their strategies and results.

The T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update  Quarterly review of all T. Rowe Price fund results.

Insights  Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

For yield, price, last transaction, and current balance, 24 hours, 7 days a week, call:
1-800-638-2587 toll free

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price
100 East Pratt Street
Baltimore, Maryland  21202
http://www.troweprice.com

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Tax-Free Income Fund(registered trademark).

T. Rowe Price Investment Services, Inc., Distributor   RPRTTFI  8/31/96

THE SHAREHOLDER LETTER AND REPORT FOR THE COMBINED TAX-FREE FUNDS IS ATTACHED HERE BY ACCESSING THE FOLLOWING:


Semiannual Report

Tax-Free Funds

August 31, 1996

T. Rowe Price

Report Highlights

o The last six months saw the bond market give back the gains of the prior six months as the economy grew stronger and expectations of further easing by the Federal Reserve evaporated.
o The collapse of tax reform proposals helped municipals outperform the taxable market.
o Most of the increase in interest rates took place during the first three months of 1996. Since then, interest rates in the intermediate and long end of the market have moved in a trading range. Very short-term rates declined over the past year.
o All five funds generated greater returns than their peer group averages during the 6- and 12-month periods ended August 31, despite the negative environment so far this year.
o The Fed may tighten monetary policy in the next few months. We expect to manage these portfolios with a cautious outlook on municipal bond prices, focusing on improving income when we can.

Fellow Shareholders

The last six months saw the fixed income markets give back the gains realized during the prior six months, as the economy strengthened and market expectations of further easing by the Federal Reserve evaporated. The municipal market declined less than the taxable market after the issue of tax reform faded. While six-month returns were extremely modest, we are pleased to report that all of the funds discussed here outperformed their peer group averages during the 6- and 12-month periods ended August 31, 1996.

MARKET ENVIRONMENT

The economy regained strength in 1996 after slowing in 1995, with only a modest pickup in inflation. Stronger growth alone was enough to reverse expectations of any further Federal Reserve easing after two interest rate cuts in the second half of 1995 and one earlier this year. While the Fed has not yet tightened in 1996, it adopted a bias toward tightening in July. Market rates moved up in anticipation of tighter monetary policy.

Most of the adjustment in interest rates occurred in the first quarter of 1996. The 30-year Treasury bond, which reached the 6% level at the end of 1995, backed up to 6.75% in the first quarter and has since traded within a range of approximately 6.75% to 7.25%.

Chart 1 - Municipal Bond and Note Yields line chart

In the municipal market, rates rose roughly 50 basis points (100 basis points equal one percent) from the lowest point reached in early 1996, but nowhere near the high levels of late 1994. Long-term high-grade general obligation bonds yielded 5.75% on August 31, 1996, versus 5.45% six months ago and 5.85% a year ago. Five-year high-grade bonds were 25 basis points higher in yield than in August 1995. Very short-term rates (less than 90 days) moved lower over the past year, while one-year rates ended the last 12 months unchanged at 3.9% but 65 basis points higher than six months ago. The net result over the past six months was a higher and flatter yield curve.

All was not doom and gloom in the municipal bond market over the past six months. The fading of tax reform concerns caused the municipal market to outperform taxable markets by a wide margin. As rates approached and then exceeded 6%, strong retail demand for municipals provided support for the market. During the summer of 1995, long-term municipal yields equaled 90% or more of comparable taxable yields; this year, yields moved down to 81% of taxable alternatives, allowing the municipal market to regain the ground it lost.

Consistent with this environment, money market and short-term bond funds provided the best overall returns for the past six months, while longer-term funds provided the best returns over the 12-month period. High-yield funds performed well over both periods as quality spreads narrowed, providing additional price appreciation while their higher coupons cushioned them in the market downturn.

For the first time since 1993 municipal issuance is rising, running 18% ahead of 1995 levels through August. This coincides with a peaking last year in the calling away of bonds issued at the higher interest rate levels of the 1980s, possibly pointing to a better balance of supply and demand going forward.

Tax-Exempt Money Fund

The short-term yield curve steepened noticeably during the reporting period. For the past six months, one-year securities averaged 40 basis points more than overnight securities, providing us with an incentive to extend maturities.

Tax-exempt money fund assets throughout the industry grew slightly since last February but are up a significant 10% over year-ago levels. New issuance declined modestly over the same period.

Performance Comparison chart

Periods Ended 8/31/96               6 Months          12 Months

Tax-Exempt Money Fund               1.52%             3.16%
Lipper Tax-Exempt Money
Market Funds Average                1.45              3.05

Regarding portfolio strategy, our weighted average maturity was 66 days on August 31, little changed from the 65-day maturity at fiscal year-end. However, this was longer than the average 57-day maturity of our peer group, and we maintained a longer average maturity throughout the entire six-month period due to the steepening yield curve and good balance between supply and demand. This longer weighted average maturity helped fund performance in the rate environment that has prevailed in recent months. Your fund outperformed its peer group average during both the 6- and 12-month periods ended August 31, as shown in the table.

Tax-Free Short-Intermediate Fund

After extending the fund's duration (a measure of interest rate sensitivity) last year to take advantage of falling rates, we began positioning the portfolio for a rising rate environment in early 1996. Consequently, both the weighted average maturity and duration of the portfolio were almost six months shorter at the end of August than at the end of February. We increased our weighting in bonds and notes maturing in under one year, which have less price sensitivity, and lowered our holdings of bonds with 5- to 10-year maturities from 21% to 11% of assets. At the same time, we tried to take advantage of trading opportunities by lengthening and shortening maturities modestly each time the market moved to temporarily undervalued or overvalued positions.

Performance Comparison

Periods Ended 8/31/96               6 Months          12 Months

Tax-Free Short-
Intermediate Fund                   0.87%             3.84%
Lipper Short-Intermediate
Debt Funds Average                  0.64              3.33

We also used higher-yielding securities to offset shorter durations and preserve the portfolio's level of income. This strategy helped performance as quality spreads narrowed and higher coupons cushioned the portfolio. The fund's overall credit quality, which remained at AA as measured by T. Rowe Price's ratings, is still quite strong.

These interest rate and credit strategies enabled your fund to outperform its benchmark for both the 6- and 12-month periods ended August 31, as can be seen in the table on page 3.

Tax-Free Insured Intermediate Bond Fund

We extended the fund's duration during the second half of 1995 as interest rates declined, then maintained a slightly defensive posture at the beginning of 1996 when rates began to rise again. Since March, we have managed the portfolio to take advantage of the interest rate trading range, lengthening or shortening duration around a neutral benchmark. The fund ended the six-month period with a weighted average maturity of 7.7 years and a duration of 5.6 years, about where duration was at the end of February.

Performance Comparison chart

Periods Ended 8/31/96               6 Months          12 Months

Tax-Free Insured
Intermediate Bond Fund              0.19%             3.96%
Lipper Intermediate
Municipal Debt Funds Average        0.13              3.89

We also took steps to increase holdings in higher-yielding sectors of the insured market. With insured municipal issuance running 40% above 1995 levels in a rising and volatile rate environment, prices of insured bonds came under pressure from time to time. We took advantage of an excellent opportunity to increase positions in more yield-sensitive sectors of the insured market, specifically hospital, solid waste disposal, and nuclear revenue bonds (see the Sector Diversification table following this letter).

Your fund's performance surpassed that of the average for its peer group for both the 6- and 12-month periods ended August 31, as shown in the table.

Tax-Free Income Fund

We began the last six months in an aggressive posture following the strong market at the close of 1995, but reduced our exposure to rising interest rates significantly from April to June. Over the most recent four months, we moved the fund's duration from more than 8.0 years to below 7.5 years.

Performance Comparison chart

Periods Ended 8/31/96               6 Months          12 Months

Tax-Free Income Fund                0.01%             5.45%
Lipper General Municipal
Debt Funds Average                  -0.29             4.68

We accomplished this by selling longer-term bonds and reinvesting the proceeds in maturities under 10 years, and by focusing on higher-coupon bonds with defensive characteristics. On August 31, the fund's weighted average maturity and duration were at the low end of their range for the past year and below their peer group averages.

In developing our strategy, we elected to sell some of the low-coupon long-term bonds that performed so well at the end of 1995, and maintained our allocation to noncallable bonds since we believe the positive performance they can provide during a rally is worth preserving for another day. We emphasized states with high income tax rates in our portfolio, as they enjoy steady demand even in rising rate environments.

The fund's duration moves paid off in terms of performance: we outpaced the peer group average for both the six-month and one-year periods ended August 31, as shown in the table. The net asset value of the fund was essentially unchanged from a year ago, with income providing all of the return.

Tax-Free High Yield Fund

The municipal high-yield market performed well over the past six and 12 months thanks to continuing strong demand and relatively light new issuance. These factors resulted in narrowing credit quality spreads for over a year - meaning that yields tightened between higher- and lower-quality bonds.

We began the last six months with a somewhat defensive market stance, enabling the fund to outperform its peer group as interest rates rose. For the rest of the period, we maintained a more neutral posture. The fund's duration remained in a range between 7.0 and 7.3 years. Cash levels averaged about 5%, and the weighted average maturity hovered around 19 years.

Lower-quality bonds became less attractive to us as yield spreads narrowed. As a result, we allowed the fund's exposure to below-investment-grade bonds to drift to 25% of net assets from 30% over the past year. We are always searching for high-yield opportunities, but in general we do not expect to materially increase our exposure to lower-quality bonds in the near future. The fund's average credit quality has been stable at BBB+ for almost a year.


Chart 2 - Quality Diversification pie chart

Performance Comparison chart

Periods Ended 8/31/96               6 Months          12 Months

Tax-Free High Yield Fund            0.81%             5.83%
Lipper High Yield Municipal
Debt Funds Average                  0.28              5.43

At present, our market outlook is cautious as recent data suggest a rate of economic growth stronger than the Federal Reserve might like. Absent an unexpectedly large issuance of lower-quality bonds, we believe the municipal high-yield market will maintain its present narrow spreads versus higher-quality bonds. We are pleased to report that the various strategy moves outlined above enabled your fund to outperform its peer group averages for both the 6- and 12-month periods ended August 31, 1996, as shown in the table.

Outlook

The last six months have seen a major change in the outlook for the economy, causing a shift in the shape and level of the municipal yield curve. The risk of an overheating economy has grown, and the Fed will likely nudge rates higher to cool things down in coming months. The current expansion is now over five years old, roughly twice the length of an average expansion prior to 1982. However, old age is not a cause for an expansion to end. There is no reason why the current expansion could not continue if interest rates are high enough to restrain inflation, yet low enough to keep unemployment at bay.

Little has changed from a year ago in terms of interest rate levels, but much has changed about market psychology. A year ago, this market was consumed with worries about the impact of tax reform proposals on municipal bonds, and it was convinced the economy was slowing down. Today, tax reform is on the back burner and the economy has picked up steam.

As mentioned, we believe the Fed is likely to raise short-term rates, a move that is at least partly discounted by the market. Municipal securities have performed well this year in relation to their taxable counterparts, resulting in lower yield relationships (as a percent of taxable yields) that will be difficult to improve upon. An expected pickup in supply again after a quiet summer may also put some pressure on the municipal market.

For these reasons, we expect to continue managing the funds with a cautious perspective on interest rates, trying to add performance value both through credit research and by taking advantage of trading ranges.

Respectfully submitted,



William T. Reynolds
Director
Fixed Income Division




Mary J. Miller
Director
Municipal Bond Department

September 20, 1996

Keeping Taxes To A Minimum

As the saying goes, it's not what you earn but what you keep that counts. The ability to provide tax-exempt income is the chief appeal of municipal bond funds, and investors in higher tax brackets often find these funds advantageous. Some funds invest in securities that offer the triple benefit of being free from federal, state, and local taxes.

Investors should remember, however, that the total return on most municipal bond funds may not be entirely tax-free. To avoid federal income taxes, municipal funds must distribute all of their capital gains to shareholders each year. These distributions are fully taxable. On infrequent occasions, municipal funds may also purchase securities whose income is taxable, if permitted by the prospectus.

Therefore, to judge accurately how well a fund minimizes taxes, investors should focus not just on income but on the gain or loss from the sale of securities, since both components make up total return. A fund's overall tax efficiency - the percentage of its return that actually winds up in shareholders' pockets - is calculated by dividing its after-tax total return by its pretax total return. For example, an optimum tax efficiency of 100% would indicate that these two returns were equal - the shareholders paid no taxes. In reality, most municipal funds fall somewhat below this level due primarily to taxable capital gain distributions.

At T. Rowe Price, our main goal in managing municipal bond portfolios is to provide competitive total return performance. At the same time, we strive to minimize capital gain distributions and other factors that would saddle our shareholders with taxes. "We don't allow tax considerations to drive our portfolio management, but we remain sensitive to taxes in our overall approach to management," says Mary J. Miller, Director of T. Rowe Price's Municipal Bond Department.

Inevitably, there are times when market conditions necessitate the sale of a security despite the tax consequences. However, we are generally able to offset capital gains with losses incurred on the sale of other securities. Under Internal Revenue Service rules, losses can be carried for up to eight years to offset gains. "Our goal is to minimize capital gains by offsetting them with losses, so there would be no taxable event to the shareholder," says Ms. Miller.

While not intentionally pursuing losses, T. Rowe Price aims to take advantage of them when they occur. For instance, when municipal bond prices have reached a cyclical low, we may sell some securities that are trading below our purchase price and reinvest the proceeds in higher-yielding securities. That strategy enhances the fund's income and also provides a tax loss that can be employed anytime in the following eight years to offset capital gains.

According to a report from Morningstar,* the Tax-Free Insured Intermediate Bond Fund had an average tax efficiency rating of 98.1% during the three years ended August 31, 1996; the figures for the other funds cover the five-year period ended August 31 and are as follows: Tax-Free Short-Intermediate 100%; Tax-Free Income 97.9%; and Tax-Free High Yield 96.7%. (Money funds are presumed to be 100% efficient.) While our foremost goal is to provide competitive total returns, we will continue to do our best to limit the amount of money you have to surrender to the IRS.

*Although data are gathered from reliable sources, completeness and accuracy cannot be guaranteed.

T. Rowe Price Tax-Free Funds

Portfolio Highlights

KEY STATISTICS

                                    2/29/96           8/31/96
Tax-Exempt Money Fund
Price Per Share                     $1.00             $1.00
Dividends Per Share
      For 6 months                  0.016             0.015
      For 12 months                 0.033             0.031
Dividend Yield
(7-Day Compound) *                  2.95%             3.06%
Weighted Average Maturity (days)    65                66
Weighted Average Quality **         First Tier        First Tier

Tax-Free Short-Intermediate Fund
Price Per Share                     $5.37             $5.30
Dividends Per Share
      For 6 months                  0.11              0.12
      For 12 months                 0.23              0.23
Dividend Yield *
      For 6 months                  4.38%             4.32%
      For 12 months                 4.47              4.40
Weighted Average Maturity
(years)                             3.6               3.2
Weighted Average Effective
Duration (years)                    3.0               2.6
Weighted Average Quality ***        AA                AA

Tax-Free Insured Intermediate Bond Fund

Price Per Share                     $10.84            $10.62
Dividends Per Share
      For 6 months                  0.24              0.24
      For 12 months                 0.48              0.48
Dividend Yield *
      For 6 months                  4.48%             4.44%
      For 12 months                 4.61              4.51
Weighted Average Maturity
(years)                             7.2               7.7
Weighted Average Effective Duration
(years)                             5.5               5.6
Weighted Average Quality ***        AA                AA

Tax-Free Income Fund

Price Per Share                     $9.66             $9.40
Dividends Per Share
      For 6 months                  0.26              0.26
      For 12 months                 0.52              0.52
Dividend Yield *
      For 6 months                  5.45%             5.44%
      For 12 months                 5.62              5.52
Weighted Average Maturity
(years)                             18.1              17.0
Weighted Average Effective Duration
(years)                             8.3               7.5
Weighted Average Quality ***        AA-               AA-

Tax-Free High Yield Fund

Price Per Share                     $12.10            $11.84
Dividends Per Share
      For 6 months                  0.36              0.35
      For 12 months                 0.72              0.71
Dividend Yield *
      For 6 months                  6.00%             5.92%
      For 12 months                 6.22              6.05
Weighted Average Maturity
(years)                             20.0              19.4
Weighted Average Effective Duration
(years)                             7.2               7.1
Weighted Average Quality ***        BBB+              BBB+

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
***   Based on T. Rowe Price research.

T. Rowe Price Tax-Free Funds

Performance Comparison

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Chart 3, 4, 5, 6, and 7 (SEC charts): Tax-Exempt Money Fund, Tax-Free Insured Intermediate Bond Fund, Tax-Free Insured Intermediate Bond Fund, Tax-Free Income Fund, Tax-Free High Yield Fund

Average Annual Compound Total Return

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                     Since  Inception
Periods Ended 8/31/96 1 Year   5 Years  10 Years Inception       Date

Tax-Exempt Money       3.16%     2.74%     3.82%         -     4/8/81
Tax-Free
Short-Intermediate      3.84      5.08      5.32         -   12/23/83
Tax-Free Insured
Intermediate Bond       3.96         -         -     6.57%   11/30/92
Tax-Free Income         5.45      7.47      6.56         -   10/26/76
Tax-Free High Yield     5.83      7.71      7.86         -     3/1/85

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

For yield, price, last transaction, and current balance, 24 hours, 7 days a week, call:
1-800-638-2587 toll free

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price
100 East Pratt Street
Baltimore, Maryland  21202
http://www.troweprice.com

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Tax-Free Funds.

T. Rowe Price Investment Services, Inc., Distributor          RPRTTFF  8/31/96

APPENDIX

Chart 1 - Municipal Bond and Note Yields chart showing 30-year AAA GO, 5-year AAA GO, and 1-year MIG1 note from 8/31/95 through 8/31/96.

Chart 2 - Quality Diversification pie chart showing quality diversification of AAA 4%, AA 22%, A 18%, BBB 31%, and BB and Below 25% on 8/31/96

Charts 3, 4, 5, 6, and 7 - SEC graphs:
line charts showing the cumulative growth of $10,000 invested in the TEM, TSTI, TFII, TFI, and TFH Funds over the past 10 years (or "from inception" for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.